Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William Reed McKay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Trans-Pacific Aerospace Company, Inc. on Form 10-Q for the period ended April 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Trans-Pacific Aerospace, Inc.

Date: June 20, 2016

By:	/s/ William Reed McKay
Name:	William Reed McKay
Title:	President, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive and Financial and Accounting Officer)